Exhibit 99.2

RealPage, Inc. IR Fact Sheet (as of 5/4/2017)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on March 1, 2017 as well as the "Explanation of Non-GAAP Financial Measures" posted to the Company's IR website.

	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017
Revenue ($000's)
Total GAAP Revenue	$404,551	$110,470	$114,762	$121,588	$121,700	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919
Growth %	7%	10%	21%	16%	16%	16%	16%	24%	22%	22%	21%	19%

Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)	705
Total Non-GAAP Revenue	$404,986	$110,004	$114,230	$120,974	$121,155	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624
Growth %	7%	8%	21%	16%	16%	15%	16%	25%	22%	23%	22%	20%

GAAP On Demand Revenue	$390,622	$106,460	$110,640	$116,772	$117,090	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213
Growth %	8%	10%	21%	16%	16%	15%	16%	23%	21%	21%	20%	18%

Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)	705
Non-GAAP On Demand Revenue	$391,057	$105,994	$110,108	$116,158	$116,545	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918
Growth %	7%	8%	20%	16%	15%	15%	16%	24%	21%	21%	21%	19%

On Premise Revenue	$3,094	$741	$726	$834	$669	$2,970	$772	$687	$682	$695	$2,836	$675
Professional & Other Revenue	$10,835	$3,269	$3,396	$3,982	$3,941	$14,588	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031

Expenses ($000's)
Cost of Revenue
GAAP View	$174,871	$47,562	$48,493	$51,740	$50,818	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301	$63,042
Stock-based expense	(3,826)	(1,234)	(1,216)	(817)	(779)	(4,046)	(751)	(826)	(929)	(804)	(3,310)	(853)
Amortization of intangible assets	(10,712)	(2,814)	(3,276)	(4,052)	(4,071)	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)	(3,689)
Headquarters relocation costs	-	-	-	-	-	-	(584)	(679)	(760)	-	(2,023)	-
Non-GAAP View	$160,333	$43,514	$44,001	$46,871	$45,968	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500
Depreciation	(8,512)	(2,405)	(2,433)	(2,431)	(2,533)	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)
Adjusted EBITDA View	$151,821	$41,109	$41,568	$44,440	$43,435	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617

Product Development
GAAP View	$64,418	$17,977	$18,084	$16,858	$15,880	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387
Stock-based expense	(8,637)	(2,719)	(2,572)	(1,759)	(1,535)	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)
Asset impairment and loss on disposal of assets	-	(599)	(202)	(532)	(85)	(1,418)	-	-	-	-	-	-
Headquarters relocation costs	-	-	-	-	-	-	(154)	(176)	(211)	-	(541)	-
Non-GAAP View	$55,781	$14,659	$15,310	$14,567	$14,260	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508
Depreciation	(4,908)	(1,256)	(1,415)	(1,201)	(1,407)	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)
Adjusted EBITDA View	$50,873	$13,403	$13,895	$13,366	$12,853	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978

Sales & Marketing
GAAP View	$111,563	$29,113	$30,887	$32,698	$30,410	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213	$35,147
Stock-based expense	(12,966)	(3,789)	(3,843)	(3,118)	(2,246)	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)
Amortization of intangible assets	(11,500)	(2,766)	(2,803)	(2,875)	(2,720)	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)	(4,100)
Headquarters relocation costs	-	-	-	-	-	-	(170)	(184)	(220)	-	(574)	-
Non-GAAP View	$87,097	$22,558	$24,241	$26,705	$25,444	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919
Depreciation	(1,919)	(499)	(556)	(538)	(577)	(2,170)	(606)	(615)	(593)	(586)	(2,400)	(588)
Adjusted EBITDA View	$85,178	$22,059	$23,685	$26,167	$24,867	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331

General & Administrative
GAAP View	$69,202	$18,336	$20,037	$13,424	$17,017	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251
Stock-based expense	(11,621)	(3,005)	(3,619)	(2,975)	(2,896)	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)
Amortization of intangible assets	(192)	-	-	-	-	-	-	-	-	-	-	-
Asset impairment and loss on disposal of assets	(386)	7	(1,482)	(160)	(17)	(1,652)	-	(85)	(164)	(248)	(497)	(24)
Acquisition-related income (expense)	(1,987)	(1,092)	(565)	3,310	188	1,841	57	9	266	(695)	(363)	(1,691)
Headquarters relocation costs	-	-	-	-	-	-	(117)	(135)	(162)	-	(414)	-
Litigation-related expense	(4,915)	(2)	-	-	-	(2)	-	-	-	-	-	-
Non-GAAP View	$50,101	$14,244	$14,371	$13,599	$14,292	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304
Depreciation	(3,561)	(871)	(780)	(816)	(796)	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)
Other (income) expense	(15)	-	82	-	-	82	(11)	(16)	(15)	(25)	(67)	(34)
Adjusted EBITDA View	$46,525	$13,373	$13,673	$12,783	$13,496	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620

Profitability ($000's)
GAAP Net Income (Loss)	$(10,274)	$(1,608)	$(3,318)	$(8,192)	$3,900	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195
Acquisition-related and other deferred revenue	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)	(161)	(187)	(949)	705
Depreciation, asset impairment, and loss on disposal of assets	19,288	6,150	6,868	25,952	5,415	44,385	5,496	6,563	7,119	6,635	25,813	6,675
Amortization of intangible assets	22,404	5,580	6,079	6,927	6,791	25,377	7,111	7,737	7,847	7,573	30,268	7,789
Acquisition-related expense (income)	1,987	1,092	565	(3,310)	(188)	(1,841)	(57)	(9)	(266)	695	363	1,691
Interest expense, net	1,117	267	308	391	401	1,367	719	1,090	1,079	937	3,825	1,120
Income tax (benefit) expense	(6,333)	(1,704)	189	(5,605)	3,274	(3,846)	2,114	1,545	3,540	3,637	10,836	811
Litigation-related expense	4,915	2	-	-	-	2	-	-	-	-	-	-
Headquarters relocation costs	-	-	-	-	-	-	1,025	1,174	1,353	-	3,552	-
Stock-based expense	37,050	10,747	11,250	8,669	7,456	38,122	8,391	10,737	8,255	9,469	36,852	10,092
Adjusted EBITDA	$70,589	$20,060	$21,409	$24,218	$26,504	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078
Margin	17%	18%	19%	20%	22%	20%	21%	22%	22%	24%	22%	24%

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$121,433	$32,731	$33,736	$35,224	$35,548	$137,239	$36,282	$38,467	$39,023	$39,117	$152,889	$40,341
% of Total	31%	31%	30%	30%	31%	31%	29%	28%	28%	28%	28%	27%
Y-O-Y growth	12%	13%	14%	13%	12%	13%	11%	14%	11%	10%	11%	11%

Resident Services	$110,106	$33,064	$34,037	$38,775	$40,262	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968
% of Total	28%	31%	31%	33%	35%	33%	37%	40%	41%	42%	40%	42%
Y-O-Y growth	15%	23%	50%	34%	27%	33%	36%	60%	50%	49%	49%	35%

Lease Management	$118,183	$29,369	$30,690	$30,115	$28,523	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815
% of Total	30%	28%	28%	26%	24%	26%	24%	22%	21%	20%	22%	19%
Y-O-Y growth	-5%	-9%	6%	1%	6%	0%	-2%	-3%	-2%	-3%	-3%	-4%

Asset Optimization	$41,335	$10,830	$11,645	$12,044	$12,212	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794
% of Total	11%	10%	11%	11%	10%	10%	10%	10%	10%	10%	10%	12%
Y-O-Y growth	13%	7%	14%	16%	15%	13%	18%	17%	15%	20%	18%	39%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$343,884	$93,984	$97,256	$102,946	$105,025	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325
% of Total	88%	89%	88%	89%	90%	89%	90%	91%	90%	91%	90%	91%
Y-O-Y growth	15%	14%	18%	18%	14%	16%	18%	27%	24%	22%	23%	22%

Transactional	$47,173	$12,010	$12,852	$13,212	$11,520	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593
% of Total	12%	11%	12%	11%	10%	11%	10%	9%	10%	9%	10%	9%
Y-O-Y growth	-29%	-26%	43%	-1%	33%	5%	5%	1%	3%	13%	5%	0%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$427,091	$453,700	$466,917	$469,748		$529,052	$548,917	$565,700	$566,263		$596,159
Total ACV Growth (QTD)		7%	24%	16%	16%		24%	21%	21%	21%		13%
Organic ACV Growth (QTD)		6%	19%	13%	13%		10%	11%	10%	13%		8%
Unit Trend (000's)
On Demand Units - Ending		9,700	10,302	10,406	10,568		10,999	11,141	11,251	10,989		11,112
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		95.6%	95.8%	96.3%	96.6%		96.9%	97.0%	97.0%	96.9%		96.8%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$44.03	$44.04	$44.87	$44.45		$48.10	$49.27	$50.28	$51.53		$53.65
Top ACV / RPU
Top 100 ACV ($000's)		$187,650	$197,036	$202,882	$204,175		$232,031	$240,850	$245,947	$253,206		$255,262

Top 100 ACV RPU		$59.99	$60.07	$62.17	$62.96		$71.02	$69.68	$72.63	$78.32		$79.59

Top 50 RPU Clients RPU		$150.03	$157.46	$161.12	$162.25		$168.58	$172.32	$177.21	$186.47		$187.48

Industry Data (1)
Occupancy		95.5%	96.0%	96.2%	95.9%		95.8%	96.2%	96.5%	96.1%		95.6%

Annual Change in effective rents		4.5%	4.9%	5.6%	4.8%		5.0%	4.5%	4.0%	3.7%		3.7%

Ongoing construction (thousands of units)		528.4	572.4	581.2	600.8		621.5	640.7	642.2	626.4		585.7

Supply		274.3	253.1	250.2	242.2		246.0	268.4	273.1	289.1		304.5

Headcount
Total Ending RP Headcount		3,898	3,936	4,051	4,122		4,445	4,707	4,413	4,410		4,778

Total International Headcount (included above)		1,393	1,425	1,585	1,647		1,694	1,938	1,845	1,880		2,037
% International Headcount		36%	36%	39%	40%		38%	41%	42%	43%		43%

(1) Based on information from MPF Research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.